Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Eagle Private Credit Fund (the “Registrant”) for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer M. Wilson, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Jennifer M. Wilson
Name:	Jennifer M. Wilson
Title:	Chief Financial Officer
Date:	November 12, 2026